                                                                      EXHIBIT 99

                              LETTER OF TRANSMITTAL

                               THE SCOTTS COMPANY

                                OFFER TO EXCHANGE
                  ITS 8.625% SENIOR SUBORDINATED NOTES DUE 2009
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                          FOR AN EQUAL PRINCIPAL AMOUNT
                OF ITS 8.625% SENIOR SUBORDINATED NOTES DUE 2009
                        WHICH HAVE NOT BEEN SO REGISTERED
                           PURSUANT TO THE PROSPECTUS
                                  DATED , 1999

                  The Exchange Agent for the Exchange Offer is:

                       STATE STREET BANK AND TRUST COMPANY


         By Registered or Certified Mail or Hand or Overnight Delivery:

                       State Street Bank and Trust Company
              Two International Place Fourth Floor Boston, MA 02110
                      Attention: Corporate Trust Department
     Facsimile Transmissions: (Eligible Institutions Only) [______________]


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______, 1999, UNLESS THE OFFER IS EXTENDED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders of Original Notes (as defined below) either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

Holders of Original Notes whose certificates (the "Certificates") for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.


DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY ALL TENDERING HOLDERS COMPLETE THIS BOX:



                     DESCRIPTION OF ORIGINAL NOTES TENDERED

         NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON        CERTIFICATE              PRINCIPAL AMOUNT OF
                        ORIGINAL NOTE(S))                            NUMBER(S)*           ORIGINAL NOTES TENDERED **
------------------------------------------------------------------   ---------------    --------------------------------
(If you need more space, attach a list and sign the list)
                                                                     ---------------    --------------------------------

                                                                     ---------------    --------------------------------

                                                                     ---------------    --------------------------------

                                                                     ---------------    --------------------------------

                                                                     ---------------    --------------------------------
                                                                                        TOTAL AMOUNT TENDERED:
------------------------------------------------------------------   ---------------    --------------------------------

-------

*        Need not be completed by book-entry holders.

** All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                        --------------------------------------
         DTC Account Number
                                        --------------------------------------
         Transaction Code Number
                                        --------------------------------------

/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
                                        --------------------------------------

         Window Ticket Number (if any)
                                        --------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                           -------------------

         Name of Institution which Guaranteed Delivery
                                                      ------------------------

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

                  Name of Tendering Institution
                                               -------------------------------
                  DTC Account Number
                                        --------------------------------------
                  Transaction Code Number
                                          ------------------------------------

/ / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
                 -------------------------------------------------------------
         Address:
                 -------------------------------------------------------------

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to The Scotts Company, an Ohio corporation (the "Company"), the above described principal amount of the Company's outstanding 8.625% Senior Subordinated Notes due 2009 (the "Original Notes") in exchange for a like principal amount of the Company's 8.625% Senior Subordinated Notes due 2009 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfer to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii)receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the original notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the exchange offer.

         The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above. If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer. If the undersigned is a broker-dealer holding Original Notes acquired for its own account as a result of market-making activities or other trading activities, it agrees to deliver a prospectus meeting the requirements of the Securities Actin connection with any resale of Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer. The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     By tendering original notes and executing this letter of transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, for the undersigned's own account, for investment and not with a view to or for sale in connection with any distribution of the Exchange Notes, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes, and (v) the undersigned will provide the Company with any additional representations so requested in order for the Company to ensure compliance with applicable state securities or "blue sky" laws. Any holder of original notes which is not a broker-dealer, and which is using the Exchange Offer to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes, is hereby notified (1) that it will not be able to rely on the position of the staff of the Division of Corporate Finance of the Securities and Exchange Commission (the "Staff") set forth in Exxon Capital Holdings Corporation (avail. April 13, 1989) and similar letters and (2) that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of Exchange Notes.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. Any holder of Original Notes which is a broker-dealer by tendering Original Notes pursuant to the Exchange Offer and executing this letter of transmittal, represents and agrees, consistent with certain interpretive letters issued by the Staff to third parties, that (a) such Original Notes held by the broker-dealer are held only as a nominee, or (b) such Original Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act). All resales must be made in compliance with applicable state securities or "blue sky" laws. Such compliance may require that the Exchange Notes be registered or qualified in a particular state or that the resale be made by or through a licensed broker-dealer, unless exemptions from these requirements are available. The Company assumes no responsibility with regard to compliance with such requirements. The Exchange Offer is not being made to, nor will the Company accept surrenders for exchange from, holders of Original Notes in any jurisdiction in which the Exchange Offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction. [Original Notes may only be tendered by holders in New Mexico and Pennsylvania who are holders of the kind described in Appendix A hereto. By signing this Letter of Transmittal, such holders will be deemed to represent that they are holders of the kind described in Appendix A hereto.]

         The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such broker-dealer for its own account as a result of market- making activities or other trading activities, for a period ending 90 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such broker-dealer. In that regard, each broker-dealer who acquired Original Notes for its own account and as a result of market-making or other trading activities, by tendering such Original Notes and executing this letter of transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference therein, in light of the circumstances under which they were made, misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the broker-dealer or the Company given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 90-day period referred to above during which broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be. As a result, a broker-dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer -- Exchange Agent." All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.


        SPECIAL ISSUANCE INSTRUCTIONS
        (SEE INSTRUCTIONS 1, 5 AND 6)

          To be completed ONLY if Exchange
    Notes or any Original Notes that are
    not tendered are to be issued in the
    name of someone other than the
    registered holder(s) of the Original
    Notes whose name(s) appear above.
    Issue and mail:

 / /   Exchange Notes to:

 / /   Original Notes not tendered to:

  Name(s):
          -----------------------------------
                  (PRINT)
  Address:
          -----------------------------------

          -----------------------------------
             (INCLUDE ZIP CODE)

 --------------------------------------------
        TAXPAYER IDENTIFICATION OR
          SOCIAL SECURITY NUMBER


        SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 1, 5 AND 6)

              To be completed ONLY if
        the Exchange Notes or any
        Original Notes that are not
        tendered are to be sent to
        someone other than the
        registered holder(s) of the
        Original Notes whose name(s)
        appear above, or to the
        registered holder(s) at an
        address other than that shown
        above. Mail:

 / /   Exchange Notes to:

 / /   Original Notes not tendered to:

  Name(s):
          -----------------------------------
                  (PRINT)
  Address:
          -----------------------------------

          -----------------------------------
             (INCLUDE ZIP CODE)

 --------------------------------------------
        TAXPAYER IDENTIFICATION OR
          SOCIAL SECURITY NUMBER

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and an Agent's Message is not delivered or (b) Certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, or Certificates as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such Participant. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Original Notes into the Exchange Agent's account at DTC.

     Holders who wish to tender their Original Notes and (i) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (ii) whose Original Notes are not immediately available may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (a) such tender must be made through an Eligible Institution (as defined below); (b) on or prior to the applicable Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of such Original Notes and the principal amount of the Original Notes being tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the applicable Expiration Date, the applicable Letter of Transmittal together with the certificate(s) representing the Original Notes (or Book-Entry Confirmation) and any other documents required by the applicable Letter of Transmittal will be delivered by the Eligible Institution to the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal, as well as the Certificate(s) representing the tendered Original Notes in proper form for transfer (or Book-Entry Confirmation) and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five business days after the applicable Expiration Date, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by mail, hand delivery or facsimile transmission to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT

      TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

         (a) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

      (b) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

            In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned "Description of Original Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled "Principal Amount of Original Notes Tendered." In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s)will be sent to the holder of the Original Notes, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of Original Notes pursuant to an Exchange Offer may be withdrawn, unless theretofore accepted for exchange as provided in the applicable Exchange Offer, at any time prior to the Expiration Date of that Exchange Offer.

      To be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"),(ii) identify the Original Notes to be withdrawn (including the Certificate number or numbers and aggregate principal amount of such Original Notes), and(iii) be signed by the holder in the same manner as the original signature on the applicable Letter of Transmittal (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole respective discretion, which determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the applicable Expiration Date.

      Any Original Notes which have been tendered but which are not accepted for exchange due to the rejection of the tender due to uncured defects or the prior termination of the applicable Exchange Offer, or which have been validly withdrawn, will be returned to the holder thereof (unless otherwise provided in the Letter of Transmittal), as soon as practicable following the applicable Expiration Date or, if so requested in the notice of withdrawal, promptly after receipt by the issuer of the Original Notes of notice of withdrawal without cost to such holder.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s)as written on the face of the Certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever.

      If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Message in lieu thereof) as there are different registrations of Certificates.

      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

      When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s).Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions of the Exchange Offer" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

      The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11. Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

->
--------------------------------------------------------------------------------
->
--------------------------------------------------------------------------------

                           (SIGNATURE(S) OF HOLDER(S))

Dated:               1999
     ---------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Company for the Original Notes to comply with any restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.)

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
                      ---------------------------------------------------------
Address:
         ----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.:
                                     ------------------------------------------

Taxpayer Identification or Social Security No.:
                                               --------------------------------

                    (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                            GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED - SEE INSTRUCTION 2)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Authorized Signature:
                     ----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title:
      --------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:

--------------------------------------------------------------------------------
Dated:                        , 1999
      -----------------------

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE


 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
 AT RIGHT AND CERTIFY BY SIGNING AND DATING
 BELOW.

----------------------------------------
       Social Security Number or
     Employer Identification Number


PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")

PART 2 -- Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

PART  3 -- AWAITING TIN  / /

CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)


Signature                                    Date                1999
         ---------------------------------        --------------

                                   APPENDIX A
                               NEW MEXICO HOLDERS

         Any "financial or institutional investor" (as defined below) or broker-dealer. The term "financial or institutional investor" means any of the following whether acting for itself or others in a fiduciary capacity other than as an agent; depository institution (as defined), insurance company, insurance company separate account, investment company as defined in the Investment Company Act of 1940; an employee pension, profit-sharing or benefit plan (i) if the plan has total assets in excess of $5,000,000, or (ii) if the investment decisions are made by a plan fiduciary, as defined in the Employee Retirement Income Security Act of 1974, which is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, a depository institution or an insurance company; a business development company as defined in the Investment Company Act of 1940, a small business investment company licensed by the United States Small Business Administration under Section 301(c) or 301(d)of the United States Small Business Investment Act of 1958; or any other financial or institutional investor as the Director of the New Mexico Securities Division by rule or order designates.

         The Director has designated the following additional "financial or institutional investors": an entity, other than a natural person, which is directly engaged in the business of, and derives at least eighty percent of its annual gross income from, investing, purchasing, selling or trading in securities of more than one issuer and not of its own issue, and that has gross assets in excess of five million dollars ($5,000,000) at the end of its latest fiscal year; an entity organized and operated not for private profit as described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of five million dollars ($5,000,000); a state, apolitical subdivision of a state or an agency or corporate or other instrumentality of a state or a political subdivision of a state; and an employee pension, profit sharing or benefit plan, if the investment decisions are made by one or more plan fiduciaries, as defined in the Employee Retirement Income Security Act of 1974, so long as at least one of such plan fiduciaries is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisers Act of 1940, a depository institution, or an insurance company.

                              PENNSYLVANIA HOLDERS

         Any bank as defined, insurance company, pension or profit-sharing plan or trust, investment company as defined in the Investment Company Act of 1940, other financial institution or any person, other than an individual, which controls any of the foregoing, the federal government, the State or any agency or political subdivision thereof, any other person so designated by regulation of the Pennsylvania Securities Commission, or any broker-dealer, whether the buyer is acting for itself or in some fiduciary capacity. Entities so designated by regulation include: (i) a corporation or business trust or a wholly-owned subsidiary of the person which has been in existence for 18 months and which has a tangible net worth on a consolidated basis, as reflected in its most recent audited financial statements, of $10,000,000 or more; (ii) a college, university or other public or private institution which has received exempt status under section 501(c)(3) of the Internal Revenue Code of 1954 and which has total endowment or trust funds, including annuity and life income funds, of $5,000,000or more according to its most recent audited financial statements; provided that the aggregate dollar amount of securities being sold to purchasers in this category may not exceed 5% of the endowment or trust funds; (iii) a Small Business Investment Company as that term is defined in section 103 of the Small Business Investment Act of 1958 which either; (1) has a total capital of$1,000,000 or more; or (2) is controlled by institutional investors as defined herein; (iv) a Seed Capital Fund, as defined in section 2 and authorized in section 6 of the Small Business Incubators Act; (v) a Business Development Credit Corporation, as authorized by the Business Development Credit Corporation Law; (vi) a person whose security holders consist solely of institutional investors as defined herein or broker-dealers; or (vii) a qualified institutional buyer as that term is defined in 17 CFR 230.144A (relating to private resales of securities to institutions), or any successor rule thereto.

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                    8.625% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                               THE SCOTTS COMPANY

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on a timely basis (ii) certificates for the Company's (as defined below) 8.625% Senior Subordinated Notes due 2009 (the "Original Notes") are not immediately available or (iii) Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to State Street Bank and Trust Company(the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below).

         This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                       STATE STREET BANK AND TRUST COMPANY


         By Registered or Certified Mail or Hand or Overnight Delivery:

                       State Street Bank and Trust Company
              Two International Place Fourth Floor Boston, MA 02110
                      Attention: Corporate Trust Department
     Facsimile Transmissions: (Eligible Institutions Only) [______________]


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES.

IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN"ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to The Scotts Company, an Ohio corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

Aggregate Principal Amount Tendered:
                                     -----------------------------------------
Name(s) of Registered Holder(s):
                                 ---------------------------------------------
                                            (PLEASE PRINT)

Certificate Nos.:
                   -----------------------------------------------------------
                                       (IF AVAILABLE)
Address of Registered Holder(s):
                                ----------------------------------------------

------------------------------------------------------------------------------
                                                                 ZIP CODE

Daytime Area Code and Telephone No.:
                                ----------------------------------------------

Check box if Original Notes will be delivered by book-entry transfer and provide account number:

/ /      The Depository Trust Company
         DTC Account Number:
                                ----------------------------------------------
Signature(s)
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:
     ----------------------------------

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) a credit union;
(4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:
            -------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
                                                                 (ZIP CODE)

AUTHORIZED SIGNATURE:
                    -----------------------------------------------------------
Name:
      -------------------------------------------------------------------------
Title:
       ------------------------------------------------------------------------
Daytime Area Code and Telephone No.:
                                    -------------------------------------------
Dated:                                  , 1999
     ------------------------------------

NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.